THE OBERWEIS FUNDS
(The “Trust”)

Oberweis Global Opportunities Fund
Oberweis Micro-Cap Fund
Oberweis Small-Cap Opportunities Fund
Oberweis International Opportunities Fund
Oberweis China Opportunities Fund
Oberweis Focused International Growth Fund

SUPPLEMENT DATED MAY 27, 2025
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2025

IMPORTANT NOTICE

Effective June 1, 2025, the “Other Payments to Third Parties” section on page 27 of the Statement of Additional Information will be replaced with the following:

In addition to paying fees under the Plan, the Funds may pay administrative services fees on behalf of Investor Class shares to certain intermediaries for sub-transfer agency and other shareholder services provided to holders of Investor Class shares. The service fees may vary based on, for example, the nature of services provided, but generally range up to .15% of assets attributable to Investor Class shares serviced by the intermediary.

As of the date hereof, the Trust anticipates that Charles Schwab & Co., Fidelity Investments, National Financial Services, LLC, Pershing, LLC, Merrill Lynch, Vanguard Marketing Corporation, UBS Financial Services, Inc., American Enterprise Investment Services, Inc., Wells Fargo Advisors, LLC, LPL Financial LLC, JP Morgan Securities LLC, and Morgan Stanley will receive additional payments as described above. The Trust may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

The Funds may also pay administrative services fees to intermediaries for the provision of the above noted services on behalf of Institutional Class shares. The Funds make payments that generally range up to .15% of assets attributable to Institutional Class shares services by the intermediary. As of the date hereof, the Trust anticipates that Charles Schwab & Co., Fidelity Investments Institutional Operations, Inc., Merrill Lynch, JP Morgan Securities, Empower Financial Services, MSCS Financial Services, Morgan Stanley, Raymond James & Associates, Inc., LPL Financial, LLC, National Financial Services, LLC, Pershing, LLC, UBS Financial Services, Inc., American Enterprise Investment Services, Inc., and Wells Fargo Advisors, LLC will receive additional payments as described above. The Trust may enter into additional arrangements or change or discontinue existing arrangements with intermediaries at any time without notice.

These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a Fund receives to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and discuss this matter with your investment dealer/intermediary.

Although the Funds may use an intermediary that sells shares of the Funds to their customers to effect portfolio transactions for the Funds, OAM does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute those transactions.

The Funds do not currently engage in securities lending and thus there is no securities lending information to report for the last fiscal year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-326-6166.